                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report:  December 14, 1995



                        NORTH AMERICAN BIOLOGICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                       0-4829-03                59-1212264
--------------------------           -----------            ------------------
 (State of incorporation             (Commission               (IRS Employer
     or organization)                File Number)           Identification No.)


    5800 Park of Commerce Boulevard, N.W., Boca Raton, FL           02173
    -----------------------------------------------------       ------------
            (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:   (407) 989-5800
      --------------------------------------------------------------------


                                     N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

  This document consists of 12 pages. The exhibit index is located on page 9.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

     On November 29, 1995, Univax Biologics, Inc. ("Univax") was merged with and into North American Biologicals, Inc. ("NABI") pursuant to the terms of an Agreement and Plan of Merger dated as of August 28, 1995 (the "Merger Agreement") in a tax-free, stock-for-stock transaction (the "Merger") following stockholder meetings of each company held on November 29, 1995 at which more than a majority of the outstanding shares of each company were voted to approve the Merger Agreement. Under the terms of the Merger Agreement and pursuant to the provisions of a Certificate of Merger filed with the Secretary of State of the State of Delaware, each outstanding share of Univax common stock has been converted into .79 share of NABI common stock, par value $.10 per share (the "NABI Common Stock"), and each share of Univax preferred stock has been converted into approximately 1.047 shares of NABI Common Stock. Approximately 14,170,336 shares of NABI Common Stock are being issued in connection with the Merger. No fractional shares of NABI Common Stock will be issued by NABI in the Merger. Each former Univax stockholder otherwise entitled to a fractional share of NABI Common Stock shall be entitled to receive cash in the amount of the fraction of a share multiplied by $8.5439. The Merger is being treated as a pooling of interests for financial reporting purposes.

     In connection with the Merger, NABI's Restated Certificate of Incorporation was amended to increase the number of shares of NABI Common Stock authorized for issuance from 50,000,000 to 75,000,000 shares and the stockholders of NABI approved an increase in the number of shares of NABI Common Stock which are available for issuance under NABI's 1990 Equity Incentive Plan from 2,745,000 shares to 4,245,000 shares.

     Additional information concerning the Merger and the Merger Agreement has been previously reported by NABI in its definitive Joint Proxy
Statement/Prospectus dated October 27, 1995 (the "Joint Proxy Statement").

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (a)  Financial statements of business acquired.

     The financial statements of Univax as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994 and the report of Price Waterhouse LLP, certified independent accountants, have been previously reported in, and are incorporated by reference to, the Joint Proxy Statement.

     (b)  Pro forma financial information.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined financial statements give effect to the Merger of NABI and Univax. The Merger has been accounted for as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16. The fiscal years of NABI and Univax end on December 31 and, as such, the historical statements of operations have been reported on such fiscal basis. The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of NABI and Univax as if the Merger had become effective on September 30, 1995. The following unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1995 and 1994 combine the historical statements of operations of NABI and Univax as if the Merger had become effective January 1, 1994. Unaudited pro forma condensed combined statements of operations for the years ended December 31, 1994, 1993 and 1992, which combine the historical statements of operations of NABI and Univax as if the Merger had become effective January 1, 1992, have been previously reported in, and are hereby incorporated by reference to, the Joint Proxy Statement. All such unaudited pro forma financial statements should be read in conjunction with the historical and pro forma financial statements and notes thereto of NABI and Univax in the Joint Proxy Statement and in the respective Quarterly Reports on Form 10-Q filed by NABI and Univax for the quarter ended September 30, 1995.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated on January 1, 1994 with respect to the pro forma combined statements of operations or at September 30, 1995 with respect to the pro forma condensed combined balance sheet, nor is it indicative of the future operating results or financial position of the combined company.

          NORTH AMERICAN BIOLOGICALS, INC. AND UNIVAX BIOLOGICS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1995
                                  (Unaudited)

                                                                                             Pro
                                                                           Pro Forma        Forma
                                                     NABI      Univax     Adjustments      Combined
                                                   --------   ---------   -----------      --------
          ASSETS
CURRENT ASSETS
Cash and short-term investments                    $  2,447   $ 11,423           -          $ 13,870
Trade accounts receivable, net                       24,697      2,536           -            27,233
Inventories                                          22,083        794           -            22,877
Other current assets                                  2,808        891           -             3,699
                                                   -------------------------------------------------
     TOTAL CURRENT ASSETS                            52,035     15,644                        67,679

Property and equipment, net                          31,693      6,776           -            38,469
Excess of acquisition cost over net assets
  acquired, net                                      19,184          -           -            19,184
Intangible assets, net                               11,150          -           -            11,150
Other assets                                          5,011      1,622        (655) (2A)       5,978
                                                   -------------------------------------------------
     TOTAL ASSETS                                  $119,073   $ 24,042     $  (655)         $142,460
                                                   =================================================
LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Trade accounts payable                             $  4,721   $  3,631           -          $  8,352
Accrued expenses                                     10,094      1,165       3,345 (2A)       14,604
Other current liabilities                             7,629      1,040           -             8,669
                                                   -------------------------------------------------
     TOTAL CURRENT LIABILITIES                       22,444      5,836       3,345            31,625
Long term debt                                       34,893      1,296           -            36,189
                                                   -------------------------------------------------
     TOTAL LIABILITIES                               57,337      7,132       3,345            67,814

Preferred stock, par value $0.01, 10,000 shares
  authorized, 502 outstanding                             -          5          (5) (2B)           -
Common stock, par value $0.10, 50,000 shares
  authorized, 19,550 outstanding                      1,955          -          53  (2B)       2,008
                                                                             1,360  (2C)       1,360
Common stock, par value $0.01, 30,000 shares
  authorized, 17,220 outstanding                          -        172        (172) (2C)           -
Capital in excess of par value                       37,672     95,401         (48) (2B)     133,025
                                                                            (1,188) (2C)      (1,188)
Retained earnings (deficit)                          22,109    (78,668)     (4,000) (2A)     (60,559)
                                                   -------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                         61,736     16,910      (4,000)           74,646
                                                   -------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $119,073   $ 24,042     $  (655)         $142,460
                                                   =================================================

 See accompanying Notes to the unaudited pro forma condensed combined financial information.

          NORTH AMERICAN BIOLOGICALS, INC. AND UNIVAX BIOLOGICS, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                      Nine Months Ended September 30, 1995
                                  (Unaudited)


                                                               Pro Forma        Pro Forma
                                         NABI      Univax     Adjustments        Combined
                                      ----------  ---------   -----------       ----------
Revenues                               $141,542   $  6,768      $(1,576) (2D)    $146,734
Cost of products sold                   112,031      1,189       (1,232) (2D)     111,988
Research and product development            308     16,950         (344) (2D)      16,914
Selling, general and administrative
 expenses                                 8,914      6,465            -            15,379
Other expenses                            3,305          -            -             3,305
                                      ---------------------------------------   ----------
Operating income (loss)                  16,984    (17,836)           -              (852)
Interest expense                         (1,278)      (140)           -            (1,418)
Investment income, net                        -        979            -               979
                                      ---------------------------------------   ----------
Income (loss) before provision for
 income taxes                            15,706    (16,997)                        (1,291)
Provision for income taxes               (5,776)         -            -            (5,776)
                                      ---------------------------------------   ----------
Net income (loss)                      $  9,930   $(16,997)           -          $ (7,067)
                                      =======================================   ==========
Earnings (loss) per share                 $0.49     $(0.99)                        $(0.21)
                                      =====================                     ==========
Weighted average number of
 shares outstanding                      20,403     17,129                         33,439
                                      =====================                     ==========

 See accompanying Notes to the unaudited pro forma condensed combined financial information.

          NORTH AMERICAN BIOLOGICALS, INC. AND UNIVAX BIOLOGICS, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS

                      Nine Months Ended September 30, 1994
                                  (Unaudited)

                                                                 Pro Forma       Pro Forma
                                         NABI      Univax       Adjustments       Combined
                                       ---------  ---------  ----------------    ----------
Revenues                               $120,781   $  1,947         $(162) (2D)     $122,566
Cost of products sold                    96,355          -          (123) (2D)       96,232
Research and product development            705     14,143           (39) (2D)       14,809
Selling, general and administrative
 expenses                                 8,777      3,920             -             12,697
Other expenses                            2,657          -             -              2,657
                                       ---------------------------------------    ---------
Operating income (loss)                  12,287    (16,116)            -             (3,829)
Interest expense                         (2,654)      (171)            -             (2,825)
Investment income, net                        -         37             -                 37
                                       ---------------------------------------    ---------
Income (loss) before provision for
 income taxes                             9,633    (16,250)            -             (6,617)
Provision for income taxes               (3,813)         -             -             (3,813)
                                       ---------------------------------------    ---------
Net income (loss)                      $  5,820   $(16,250)            -          $ (10,430)
                                       =======================================    =========
Earnings (loss) per share                 $0.35     $(1.21)                          $(0.40)
                                       ====================                       =========
Weighted average number of shares
 outstanding                             16,856     13,467                           26,401
                                       ====================                       =========

 See accompanying Notes to the unaudited pro forma condensed combined financial information.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

Note 1.   Basis of Presentation

     Pursuant to the Merger Agreement each share of Univax Common Stock outstanding at the date of consummation has been converted into .79 share of NABI Common Stock and each share of Univax Preferred Stock has been converted into approximately 1.047 shares of NABI Common Stock.

     The pro forma financial information does not give effect to synergies or nonrecurring charges which may occur as a result of the integration of the combined operations. Additionally, the pro forma results of operations exclude $4 million in estimated transaction costs associated with the Merger. Such expenses will be recognized as period expenses as of November 29, 1995. However, pro forma retained earnings have been adjusted to reflect recognition of the estimated transaction costs in the Stockholders' Equity section of the unaudited pro forma condensed combined balance sheet as of September 30, 1995.

     Pro forma loss per share for the respective periods has been computed based on the unaudited pro forma weighted average common shares outstanding for the combined company, including the effects of converting all of the Univax Preferred Stock into NABI Common Stock. Common stock equivalents of NABI have been excluded from the calculation because of their anti-dilutive pro forma effect.

     It is intended that the Merger will qualify as a tax-free reorganization within the meaning of Section 368 of the Code. Accordingly, Univax's net operating losses and research tax credit carryforwards will be available to offset future taxable income in the consolidated tax returns of the combined company, subject to certain annual limitations.

     Certain amounts in the historical financial statements of NABI and Univax have been reclassified to conform with the unaudited pro forma condensed financial statement presentation. All amounts, except per share data, are presented in thousands of dollars.

Note 2.  Pro Forma Adjustments

(A)  Estimated non-recurring transaction costs associated with the Merger.

(B) Issuance of 526,315 shares of NABI Common Stock in exchange for 502,512 shares of Univax Preferred Stock.

(C) Issuance of 13,603,634 shares of NABI Common Stock in exchange for 17,219,790 shares of Univax Common Stock.

(D)  Elimination of intercompany sales and associated costs.


     (c)  Exhibits.

     See the exhibit index immediately preceding the exhibits attached hereto.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NORTH AMERICAN BIOLOGICALS, INC.


                                 By:  /s/  Alfred J. Fernandez
                                      ----------------------------------------
                                        Alfred J. Fernandez
                                        Senior Vice President and
                                        Chief Financial Officer

Date:  December 14, 1995

                                 EXHIBIT INDEX

Exhibit No.    Title                                                    Page
-----------    -----                                                    ----

     2         Agreement and Plan of Merger dated August 28, 1995          *
                                 between NABI and Univax.

     4         Certificate of Merger dated effective November 29, 1995.   10

    23         Consent of Price Waterhouse.                               12

------------------------
   * Incorporated by reference to NABI's Registration Statement on Form S-4 dated October 18, 1995 (File No. 33-63497).